Exhibit 99.3

Devon Energy First-Quarter 2020

Supplemental Tables

TABLE OF CONTENTS:	PAGE:
Income Statement	2
Cash Flow Statement	3
Balance Sheet	4
Production by Asset	5
Capital and Well Activity by Asset	6
Realized Price by Asset	7
Per-Unit Cash Margin by Asset	8
Non-GAAP Core Earnings	9
Non-GAAP EBITDAX, Net Debt, Net Debt-to-EBITDAX and Free Cash Flow	10

CONSOLIDATED STATEMENTS OF EARNINGS
(in millions, except per share amounts)	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Upstream revenues (1)	$1,527	$919	$1,046	$1,076	$314
Marketing and midstream revenues	560	670	700	730	765
Total revenues	2,087	1,589	1,746	1,806	1,079
Production expenses (2)	318	324	294	296	283
Exploration expenses	112	29	18	7	4
Marketing and midstream expenses	578	665	684	713	750
Depreciation, depletion and amortization	401	382	381	374	360
Asset impairments	2,666	-	-	-	-
Asset dispositions	-	-	(1)	(2)	(45)
General and administrative expenses	102	119	107	114	135
Financing costs, net	65	64	60	66	60
Restructuring and transaction costs	-	11	10	12	51
Other expenses	(48)	16	3	7	(22)
Total expenses	4,194	1,610	1,556	1,587	1,576
Earnings (loss) from continuing operations before income taxes	(2,107)	(21)	190	219	(497)
Income tax expense (benefit)	(417)	(33)	54	68	(119)
Net earnings (loss) from continuing operations	(1,690)	12	136	151	(378)
Net earnings (loss) from discontinued operations, net of taxes	(125)	(652)	(27)	344	61
Net earnings (loss)	(1,815)	(640)	109	495	(317)
Net earnings attributable to noncontrolling interests	1	2	—	—	—
Net earnings (loss) attributable to Devon	$(1,816)	$(642)	$109	$495	$(317)

Basic net earnings (loss) per share:
Continuing operations	$(4.48)	$0.03	$0.34	$0.37	$(0.89)
Discontinued operations	(0.34)	(1.73)	(0.07)	0.83	0.15
Basic net earnings (loss) per share	$(4.82)	$(1.70)	$0.27	$1.20	$(0.74)
Diluted net earnings (loss) per share:
Continuing operations	$(4.48)	$0.03	$0.34	$0.37	$(0.89)
Discontinued operations	(0.34)	(1.73)	(0.07)	0.82	0.15
Diluted net earnings (loss) per share	$(4.82)	$(1.70)	$0.27	$1.19	$(0.74)

Weighted average common shares outstanding:
Basic	383	383	397	415	434
Diluted	383	385	399	417	434

(1) UPSTREAM REVENUES
(in millions)	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil, gas and NGL sales	$807	$1,035	$919	$936	$919
Derivative cash settlements	101	42	71	23	34
Derivative valuation changes	619	(158)	56	117	(639)
Upstream revenues	$1,527	$919	$1,046	$1,076	$314

(2) PRODUCTION EXPENSES
(in millions)	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Lease operating expense	$126	$120	$118	$114	$110
Gathering, processing & transportation	130	131	112	111	109
Production taxes	56	69	58	64	60
Property taxes	6	4	6	7	4
Production expenses	$318	$324	$294	$296	$283

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Cash flows from operating activities:
Net earnings (loss)	$(1,815)	$(640)	$109	$495	$(317)
Adjustments to reconcile net earnings (loss) to net cash from operating activities:
Net (earnings) loss from discontinued operations, net of income taxes	125	652	27	(344)	(61)
Depreciation, depletion and amortization	401	382	381	374	360
Asset impairments	2,666	—	—	—	—
Leasehold impairments	110	3	13	1	1
Accretion on discounted liabilities	8	8	8	8	9
Total (gains) losses on commodity derivatives	(720)	116	(127)	(140)	605
Cash settlements on commodity derivatives	101	41	71	23	31
Gains on asset dispositions	—	—	(1)	(2)	(45)
Deferred income tax expense (benefit)	(311)	(27)	52	65	(115)
Share-based compensation	20	24	24	23	44
Other	—	2	2	4	(14)
Changes in assets and liabilities, net	(56)	18	36	(75)	(61)
Net cash from operating activities - continuing operations	529	579	595	432	437
Cash flows from investing activities:
Capital expenditures	(425)	(408)	(526)	(486)	(490)
Acquisitions of property and equipment	(4)	(3)	(5)	(13)	(10)
Divestitures of property and equipment	25	43	9	28	310
Net cash from investing activities - continuing operations	(404)	(368)	(522)	(471)	(190)
Cash flows from financing activities:
Repayments of long-term debt	—	—	—	—	(162)
Repurchases of common stock	(38)	(103)	(560)	(187)	(999)
Dividends paid on common stock	(34)	(34)	(35)	(37)	(34)
Contributions from noncontrolling interests	5	116	—	—	—
Distributions to noncontrolling interest	(3)	—	—	—	—
Shares exchanged for tax withholdings and other	(17)	(3)	(1)	(3)	(19)
Net cash from financing activities - continuing operations	(87)	(24)	(596)	(227)	(1,214)
Net change in cash, cash equivalents and restricted cash of continuing operations	38	187	(523)	(266)	(967)
Cash flows from discontinued operations:
Operating activities (1)	(131)	(8)	(95)	190	(59)
Investing activities	(1)	—	(5)	2,536	(59)
Financing activities	—	—	(1,571)	—	(7)
Effect of exchange rate changes on cash	(23)	9	(3)	38	1
Net change in cash, cash equivalents and restricted cash of discontinued operations	(155)	1	(1,674)	2,764	(124)
Net change in cash, cash equivalents and restricted cash	(117)	188	(2,197)	2,498	(1,091)
Cash, cash equivalents and restricted cash at beginning of period	1,844	1,656	3,853	1,355	2,446
Cash, cash equivalents and restricted cash at end of period	$1,727	$1,844	$1,656	$3,853	$1,355

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,527	$1,464	$1,375	$3,470	$1,327
Cash restricted for discontinued operations	200	380	280	370	—
Restricted cash included in other current assets	—	—	1	13	28
Total cash, cash equivalents and restricted cash	$1,727	$1,844	$1,656	$3,853	$1,355

(1) In the first quarter of 2020, operating cash flow from discontinued operations was impacted by a one-time tax payment of approximately $150 million related to the divestiture of the company’s Canadian operations.

CONSOLIDATED BALANCE SHEETS
(in millions)	March 31,	December 31,
	2020	2019
Current assets:
Cash and cash equivalents	$1,527	$1,464
Cash restricted for discontinued operations	200	380
Accounts receivable	594	832
Current assets associated with discontinued operations	736	896
Other current assets	998	279
Total current assets	4,055	3,851
Oil and gas property and equipment, based on successful efforts accounting, net	4,756	7,558
Other property and equipment, net	1,024	1,035
Total property and equipment, net	5,780	8,593
Goodwill	753	753
Right-of-use assets	237	243
Other long-term assets	245	196
Long-term assets associated with discontinued operations	74	81
Total assets	$11,144	$13,717

Current liabilities:
Accounts payable	$444	$428
Revenues and royalties payable	617	730
Current liabilities associated with discontinued operations	294	459
Other current liabilities	199	310
Total current liabilities	1,554	1,927
Long-term debt	4,295	4,294
Lease liabilities	245	244
Asset retirement obligations	386	380
Other long-term liabilities	461	426
Long-term liabilities associated with discontinued operations	163	185
Deferred income taxes	—	341
Stockholders' equity:
Common stock	38	38
Additional paid-in capital	2,701	2,735
Retained earnings	1,298	3,148
Accumulated other comprehensive loss	(118)	(119)
Total stockholders’ equity attributable to Devon	3,919	5,802
Noncontrolling interests	121	118
Total equity	4,040	5,920
Total liabilities and equity	$11,144	$13,717

Common shares outstanding	383	382

PRODUCTION TREND
	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (MBbls/d)
Delaware Basin	84	84	70	67	60
Powder River Basin	21	20	18	15	15
Eagle Ford	26	23	22	23	25
Anadarko Basin	24	27	32	31	32
Other	8	9	9	8	9
Total	163	163	151	144	141
Natural gas liquids (MBbls/d)
Delaware Basin	37	32	28	27	23
Powder River Basin	3	2	2	2	2
Eagle Ford	9	9	11	12	12
Anadarko Basin	30	30	37	40	35
Other	1	1	1	1	2
Total	80	74	79	82	74
Gas (MMcf/d)
Delaware Basin	244	234	167	158	146
Powder River Basin	29	28	28	22	18
Eagle Ford	86	76	75	81	83
Anadarko Basin	272	295	317	313	333
Other	3	4	4	4	8
Total	634	637	591	578	588
Total oil equivalent (MBoe/d)
Delaware Basin	162	154	127	120	107
Powder River Basin	29	27	25	21	21
Eagle Ford	50	45	45	49	50
Anadarko Basin	98	107	121	124	123
Other	9	10	10	10	12
Total	348	343	328	324	313

	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Barnett divest assets (discontinued operations)
Oil (MBbls/d)	—	—	—	1	1
Natural gas liquids (MBbls/d)	31	30	30	30	30
Gas (MMcf/d)	408	408	414	420	432
Total oil equivalent (MBoe/d)	99	98	100	100	103

UPSTREAM CAPITAL EXPENDITURES
(in millions)	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	$220	$170	$262	$235	$240
Powder River Basin	90	89	89	87	48
Eagle Ford	70	65	90	53	48
Anadarko Basin	4	38	67	94	112
Other	7	12	12	12	12
Total upstream capital	$391	$374	$520	$481	$460

GROSS OPERATED SPUDS
	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	38	24	38	23	39
Powder River Basin	12	19	14	17	9
Eagle Ford	10	25	18	31	12
Anadarko Basin	—	—	4	16	18
Total	60	68	74	87	78

GROSS OPERATED WELLS TIED-IN
	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	32	36	34	28	25
Powder River Basin	14	19	18	6	3
Eagle Ford	30	21	—	9	18
Anadarko Basin	4	9	16	21	29
Total	80	85	68	64	75

NET OPERATED WELLS TIED-IN
	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	25	25	30	24	18
Powder River Basin	10	15	13	5	2
Eagle Ford	14	11	—	4	9
Anadarko Basin	3	7	7	14	20
Total	52	58	43	54	49

AVERAGE LATERAL LENGTH
(based on wells tied-in)	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	8,000'	8,000'	9,700'	7,500'	8,500'
Powder River Basin	9,100'	9,700'	9,500'	9,500'	10,000'
Eagle Ford	5,400'	6,600'	N/A	6,000'	6,000'
Anadarko Basin	9,800'	11,200'	9,600'	9,000'	9,000'
Total	7,300'	8,400'	9,600'	8,000'	8,000'

BENCHMARK PRICES
(average prices)	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$46.44	$57.02	$56.34	$59.85	$54.88
Natural Gas ($/Mcf) - Henry Hub	$1.95	$2.50	$2.23	$2.64	$3.15
NGL ($/Bbl) - Mont Belvieu Blended	$14.39	$18.69	$16.18	$19.05	$22.94

REALIZED PRICES
	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (Per Bbl)
Delaware Basin	$45.18	$56.23	$53.85	$55.54	$49.48
Powder River Basin	41.14	52.02	52.50	56.79	49.21
Eagle Ford	44.90	55.11	57.77	61.60	59.45
Anadarko Basin	45.32	55.71	54.47	57.67	52.82
Other	44.53	55.14	54.02	55.31	47.60
Realized price without hedges	44.59	55.41	54.40	57.11	51.83
Cash settlements	5.14	1.48	2.18	(0.41)	3.65
Realized price, including cash settlements	$49.73	$56.89	$56.58	$56.70	$55.48
Natural gas liquids (Per Bbl)
Delaware Basin	$8.36	$13.30	$10.27	$13.77	$17.64
Powder River Basin	15.86	17.36	15.01	17.74	19.64
Eagle Ford	14.77	18.84	13.77	15.84	19.77
Anadarko Basin	10.90	17.47	12.61	15.55	18.43
Other	15.82	13.62	12.76	10.69	15.43
Realized price without hedges	10.40	15.79	12.02	15.00	18.36
Cash settlements	0.61	1.75	2.55	1.40	0.67
Realized price, including cash settlements	$11.01	$17.54	$14.57	$16.40	$19.03
Gas (Per Mcf)
Delaware Basin	$0.58	$1.22	$0.90	$(0.05)	$1.84
Powder River Basin	1.71	2.51	1.96	2.16	2.92
Eagle Ford	2.05	2.52	2.26	2.56	3.39
Anadarko Basin	1.45	1.81	1.54	1.74	2.76
Other	1.69	0.43	2.18	1.72	2.12
Realized price without hedges	1.21	1.70	1.47	1.38	2.62
Cash settlements	0.36	0.13	0.41	0.34	(0.31)
Realized price, including cash settlements	$1.57	$1.83	$1.88	$1.72	$2.31
Total oil equivalent (Per Boe)
Delaware Basin	$26.19	$35.05	$33.48	$33.94	$33.92
Powder River Basin	33.65	42.45	41.20	45.44	41.69
Eagle Ford	29.94	36.51	35.10	37.50	39.41
Anadarko Basin	18.14	24.28	22.07	23.96	26.65
Other	39.15	46.49	46.08	46.70	39.27
Realized price without hedges	25.43	32.82	30.47	31.79	32.65
Cash settlements	3.20	1.32	2.34	0.79	1.22
Realized price, including cash settlements	$28.63	$34.14	$32.81	$32.58	$33.87

BENCHMARK PRICES
(average prices)	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$46.44	$57.02	$56.34	$59.85	$54.88
Natural Gas ($/Mcf) - Henry Hub	$1.95	$2.50	$2.23	$2.64	$3.15
NGL ($/Bbl) - Mont Belvieu Blended	$14.39	$18.69	$16.18	$19.05	$22.94

FIELD-LEVEL CASH MARGIN (per Boe)
	2020	2019
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin
Realized price	$26.19	$35.05	$33.48	$33.94	$33.92
Lease operating expenses	(3.61)	(3.36)	(4.17)	(4.33)	(4.58)
Gathering, processing & transportation	(2.71)	(2.59)	(2.20)	(2.31)	(2.23)
Production & property taxes	(2.15)	(2.80)	(2.69)	(2.84)	(2.72)
Field-level cash margin	$17.72	$26.30	$24.42	$24.46	$24.39
Powder River Basin
Realized price	$33.65	$42.45	$41.20	$45.44	$41.69
Lease operating expenses	(6.65)	(5.00)	(7.28)	(6.95)	(8.00)
Gathering, processing & transportation	(2.32)	(3.40)	(2.07)	(1.71)	(1.70)
Production & property taxes	(4.20)	(5.19)	(4.73)	(4.99)	(4.97)
Field-level cash margin	$20.48	$28.86	$27.12	$31.79	$27.02
Eagle Ford
Realized price	$29.94	$36.51	$35.10	$37.50	$39.41
Lease operating expenses	(2.93)	(4.52)	(3.20)	(2.85)	(2.81)
Gathering, processing & transportation	(5.96)	(6.52)	(5.93)	(5.59)	(5.84)
Production & property taxes	(1.85)	(1.75)	(1.95)	(2.43)	(2.23)
Field-level cash margin	$19.20	$23.72	$24.02	$26.63	$28.53
Anadarko Basin
Realized price	$18.14	$24.28	$22.07	$23.96	$26.65
Lease operating expenses	(2.79)	(2.24)	(2.08)	(1.84)	(1.87)
Gathering, processing & transportation	(6.36)	(5.98)	(5.05)	(5.10)	(5.18)
Production & property taxes	(0.77)	(1.00)	(0.86)	(1.25)	(1.33)
Field-level cash margin	$8.22	$15.06	$14.08	$15.77	$18.27
Other
Realized price	$39.15	$46.49	$46.08	$46.70	$39.27
Lease operating expenses	(18.95)	(20.04)	(17.22)	(22.29)	(17.42)
Gathering, processing & transportation	(0.31)	(0.34)	(0.45)	(0.22)	(0.29)
Production & property taxes	(4.34)	(3.78)	(4.50)	(5.26)	(3.99)
Field-level cash margin	$15.55	$22.33	$23.91	$18.93	$17.57
Devon - Total
Realized price	$25.43	$32.82	$30.47	$31.79	$32.65
Lease operating expenses	(3.96)	(3.79)	(3.90)	(3.85)	(3.95)
Gathering, processing & transportation	(4.11)	(4.16)	(3.71)	(3.78)	(3.86)
Production & property taxes	(1.95)	(2.32)	(2.13)	(2.38)	(2.30)
Field-level cash margin	$15.41	$22.55	$20.73	$21.78	$22.54

NON-GAAP FINANCIAL MEASURES

(all monetary values in millions, except per share amounts)

This press release includes non-GAAP financial measures.  These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP.  Below is additional disclosure regarding each of the non-GAAP measures used in this press release, including reconciliations to their most directly comparable GAAP measure.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on first-quarter 2020 earnings.

	Quarter Ended March 31, 2020
	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share
Continuing Operations
Loss (GAAP)	$(2,107)	$(1,690)	$(1,691)	$(4.48)
Adjustments:
Asset and exploration impairments	2,776	2,146	2,146	5.66
Deferred tax asset valuation allowance	—	108	108	0.28
Fair value changes in financial instruments	(619)	(479)	(479)	(1.24)
Change in tax legislation	—	(62)	(62)	(0.16)
Core earnings (Non-GAAP)	$50	$23	$22	$0.06

Discontinued Operations
Loss (GAAP)	$(157)	$(125)	$(125)	$(0.34)
Adjustments:
Asset impairments	179	141	141	0.38
Fair value changes in foreign currency and other	10	10	10	0.03
Core earnings (Non-GAAP)	$32	$26	$26	$0.07

Total
Loss (GAAP)	$(2,264)	$(1,815)	$(1,816)	$(4.82)
Adjustments:
Continuing Operations	2,157	1,713	1,713	4.54
Discontinued Operations	189	151	151	0.41
Core earnings (Non-GAAP)	$82	$49	$48	$0.13

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings from continuing operations before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net earnings from continuing operations.

	Q1 '20	Q4'19	Q3'19	Q2'19	TTM	Q1'19
Net earnings (loss) (GAAP)	$(1,815)	$(640)	$109	$495	$(1,851)	$(317)
Net (earnings) loss from discontinued operations, net of tax	125	652	27	(344)	460	(61)
Financing costs, net	65	64	60	66	255	60
Income tax expense (benefit)	(417)	(33)	54	68	(328)	(119)
Exploration expenses	112	29	18	7	166	4
Depreciation, depletion and amortization	401	382	381	374	1,538	360
Asset impairments	2,666	-	-	-	2,666	-
Asset dispositions	-	-	(1)	(2)	(3)	(45)
Share-based compensation	20	19	20	21	80	23
Derivative and financial instrument non-cash valuation changes	(619)	159	(57)	(117)	(634)	638
Restructuring and transaction costs	-	11	10	12	33	51
Accretion on discounted liabilities and other	(48)	14	5	8	(21)	(22)
EBITDAX (Non-GAAP)	$490	$657	$626	$588	$2,361	$572

NET DEBT

Devon defines net debt as debt less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

March 31, 2020
Total debt (GAAP)	$4,295
Less:
Cash and cash equivalents	(1,527)
Cash restricted for discontinued operations	(200)
Net debt (Non-GAAP)	$2,568

NET DEBT-TO-EBITDAX

Devon defines as net debt divided by trailing twelve months EBITDAX.

March 31, 2020
Net debt (Non-GAAP)	$2,568
EBITDAX (trailing 12 months) (Non-GAAP)	2,361
Net debt-to-EBITDAX (Non-GAAP)	1.1

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes that free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

Quarter Ended March 31, 2020
Total operating cash flow (GAAP)	$529
Less capital expenditures:
Capital expenditures	(425)
Free cash flow (Non-GAAP)	$104

1

GUIDANCE

SECOND-QUARTER AND FULL-YEAR 2020

PRODUCTION GUIDANCE
	Quarter 2(1)		Full Year
	Low	High	Low	High
Oil (MBbls/d)	145	155	145	150
Natural gas liquids (MBbls/d)	60	70	68	72
Gas (MMcf/d)	580	620	550	580
Total oil equivalent (MBoe/d)	302	328	300	319

(1) For the second quarter of 2020, Devon assumes 10 MBbls/d of oil production curtailments (~20 MBoe/d). Curtailments include shut-in production, restricted flowback on select wells and the deferral of a few completions.

CAPITAL EXPENDITURES GUIDANCE
	Quarter 2		Full Year
(in millions)	Low	High	Low	High
Total upstream capital	$200	$250	$950	$1,050

OTHER GUIDANCE ITEMS
	Quarter 2		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(5)	$5	$(25)	$(15)
LOE & GP&T per BOE(2)	$7.90 (2)	$8.10(2)	$8.10(2)	$8.30(2)
Production & property taxes as % of upstream sales	7.9%	8.1%	7.8%	8.0%
Exploration expenses	$5	$10	$5	$15
Depreciation, depletion and amortization	$290	$330	$1,225	$1,325
General & administrative expenses	$90	$100	$350	$370
Financing costs, net	$60	$70	$260	$270
Other expenses(3)	$10	$20	$— (3)	$20 (3)
Current income tax rate from continuing operations	0%	0%	0%	0%
Deferred income tax rate from continuing operations	20%	30%	20%	30%
Total income tax rate from continuing operations	20%	30%	20%	30%

(2) In the second quarter 2020 and full-year 2020, Devon expects to incur approximately $15 million and $65 million of minimum volume commitments related to the Anadarko Basin. These commitments are expected to impact GP&T rates by approximately $0.55 per Boe in 2020. These commitments will expire at the end of 2020.

(3) Full-year estimate includes $47 million severance tax credit recorded in the first quarter.

2

Oil Commodity Hedges
	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q2-Q4 2020	82,207	$36.87	50,449	$51.11	$61.14
Q1-Q4 2021	23,558	$35.69	15,964	$41.24	$51.24

Oil Basis Swaps
Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q2-Q4 2020	Argus MEH	50,916	$0.45
Q2-Q4 2020	Midland Sweet	31,782	$(1.23)
Q2-Q4 2020	NYMEX Roll	52,676	$0.38
Q1-Q4 2021	Midland Sweet	7,000	$1.27

Natural Gas Commodity Hedges - Henry Hub
	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q2-Q4 2020	70,414	$2.75	193,164	$1.95	$2.42
Q1-Q4 2021	11,219	$2.71	66,096	$2.25	$2.75

Natural Gas Basis Swaps
Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q2-Q4 2020	Panhandle Eastern Pipe Line	30,000	$(0.47)
Q2-Q4 2020	El Paso Natural Gas	65,000	$(0.78)
Q2-Q4 2020	Houston Ship Channel	30,000	$(0.02)
Q1-Q4 2021	El Paso Natural Gas	35,000	$(0.92)

NGL Commodity Hedges
		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q2-Q4 2020	Ethane	9,982	$5.62
Q2-Q4 2020	Natural Gasoline	1,000	$44.84
Q2-Q4 2020	Normal Butane	1,500	$23.56
Q2-Q4 2020	Propane	4,500	$25.18

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of May 1, 2020.